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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 265 and Florida Trust 102:

  We consent to the use of our report dated May 9, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP
                                                 KPMG LLP
New York, New York
May 9, 2001